Exhibit 99.1
FOR IMMEDIATE RELEASE
GROUP 1 AUTOMOTIVE REPORTS RECORD SECOND-QUARTER RESULTS
Higher Gross Profits, Expense Control Overcome Japanese Brand Supply Shortage
HOUSTON, July 26, 2011 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, today reported record second-quarter earnings of $1.06 per diluted share on net income of $24.7 million for the period ended June 30.
“Despite an industry SAAR nearly one million units below the first quarter and severe supply shortages in the 62 percent of our business normally represented by Japanese brands, Group 1’s operating team turned in one of the best profit performances in our company’s history,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “We were able to generate revenue increases in every business segment, significantly increase our new and used vehicle margins and maintain strong expense controls in a constrained vehicle sales market.”
Group 1 reported second-quarter total revenues of $1.5 billion, a 3.9 percent increase from the prior-year period. Gross profit grew 7.7 percent to $244.2 million, as the company successfully managed through the low-inventory sales environment. Selling, general and administrative expense as a percent of gross profit improved significantly to 75.0 percent, as the combination of continued cost control and expanding gross profit significantly leveraged the cost structure.
Second-Quarter Highlights
•	Earnings per diluted share of $1.06 is the best second-quarter results ever posted and the second-best quarter in the history of Group 1.

•	Pretax income of $39.7 million is the second highest ever for Group 1.

•	New vehicle revenues increased 3.1 percent on 4.0 percent fewer unit sales.

•	New vehicle gross profit grew 20.3 percent, as gross profit increased $455 to $2,252 per retail unit sold.

•	Retail used vehicle gross profit increased 6.2 percent on 3.8 percent higher revenues, as gross profit increased $164, to $2,009 per retail unit.

•	Parts and service revenues increased 5.2 percent, reflecting increases in all segments of the business.

•	Finance and insurance gross profit per retail unit increased $125 to $1,126, on higher finance income per contract and vehicle service contract penetration rates.

•	Selling, general and administrative expense as a percent of gross profit improved significantly to 75.0 percent, as total gross profit notably outpaced expenses in the quarter.

•	Operating margin increased to 3.7 percent — matching the best ever quarterly result.
Year-to-Date Results
On a same-store basis, Group 1 reported 7.1 percent growth in gross profit on 9.1 percent higher revenues, reflecting increases in all operating segments from the prior year. New vehicle gross profit grew 13.8 percent on 10.3 percent higher revenues; used vehicle gross profit was 7.4 percent higher on a 9.1 percent revenue increase; finance and insurance revenues increased 12.3 percent on 3.9 percent more retail unit sales; and, parts and service revenues were 3.7 percent higher. Selling, general and administrative expenses as a percent of revenues improved 60 basis points to 12.5 percent, as expenses grew at a slower pace than revenues.
Share Repurchases

Group 1 Automotive, Inc.
During the second quarter, Group 1 repurchased 381,610 shares of its common stock at an average price of $36.69 under a board-authorized $25.0 million share repurchase program. At the end of the second quarter, $3.5 million remained under the authorization.
Corporate Development Update
As previously announced, in the second quarter Group 1 acquired BMW, MINI, Ford, Buick and GMC franchises that are expected to generate $245.0 million in total estimated annualized revenues. Year to date, the company has acquired seven franchises estimated to generate $340.0 million in annualized revenues including the second-quarter acquisitions.
Group 1 also announced that it disposed of a Mitsubishi and a Lincoln franchise during the second quarter. In total, the two franchises generated $4.1 million in trailing-12-month revenues.
Hesterberg added, “In addition to delivering very strong operating results in the first half of 2011, Group 1 has used its cash to acquire attractive brands in growing markets, increase our dividend and repurchase shares to return value to our shareholders.”
Second-Quarter Earnings Conference Call
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the second-quarter financial results and the company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/news/events.aspx. A replay will be available for 30 days.
The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:
Domestic: 888.395.3241
International: 719.457.2647
Participant Passcode: 3942401
A telephonic replay will be available following the call through Aug. 25 by dialing:
Domestic: 888.203.1112
International: 719.457.0820
Replay Passcode: 3942401
About Group 1 Automotive, Inc.
Group 1 owns and operates 105 automotive dealerships, 134 franchises, and 28 collision service centers in the United States and the United Kingdom that offer 29 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.
Group 1 Automotive can be reached on the Internet at www.group1auto.com.
This press release contains “forward-looking statements,” which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “may” or “will” and similar expressions. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set

Group 1 Automotive, Inc.
forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. These factors, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K under the headings “Business—Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook, whether as a result of new information, future developments or otherwise, except as may be required by law.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Kim Paper Canning
Manager, Investor Relations
Group 1 Automotive Inc.
713-647-5741 | kpaper@group1auto.com
Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations and Public Affairs
Group 1 Automotive Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	% Change	2011	2010	% Change
REVENUES:
New vehicle retail sales	$809,881	$785,851	3.1%	$1,594,595	$1,431,972	11.4%
Used vehicle retail sales	353,047	340,142	3.8	676,494	619,751	9.2
Used vehicle wholesale sales	60,607	55,678	8.9	122,558	98,190	24.8
Parts and service	204,091	194,063	5.2	399,041	379,498	5.1
Finance and insurance	46,519	42,775	8.8	90,759	80,251	13.1

Total revenues	1,474,145	1,418,509	3.9	2,883,447	2,609,662	10.5

COST OF SALES:
New vehicle retail sales	755,617	740,740	2.0	1,497,559	1,347,487	11.1
Used vehicle retail sales	318,499	307,596	3.5	613,046	560,768	9.3
Used vehicle wholesale sales	58,940	54,558	8.0	118,397	95,407	24.1
Parts and service	96,878	88,963	8.9	188,459	174,827	7.8

Total cost of sales	1,229,934	1,191,857	3.2	2,417,461	2,178,489	11.0

GROSS PROFIT	244,211	226,652	7.7	465,986	431,173	8.1
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	183,051	182,465	0.3	358,935	348,871	2.9

DEPRECIATION AND AMORTIZATION EXPENSE	6,581	6,679	(1.5)	13,036	13,164	(1.0)

ASSET IMPAIRMENTS	142	1,482	(90.4)	364	1,482	(75.4)

OPERATING INCOME	54,437	36,026	51.1	93,651	67,656	38.4

OTHER EXPENSE:
Floorplan interest expense	(6,521)	(8,633)	(24.5)	(13,281)	(16,199)	(18.0)
Other interest expense, net	(8,225)	(6,267)	31.2	(16,167)	(13,371)	20.9
Loss on redemption of long-term debt	—	—	—	—	(3,872)	(100.0)

INCOME BEFORE INCOME TAXES	39,691	21,126	87.9	64,203	34,214	87.7

PROVISION FOR INCOME TAXES	(15,008)	(8,357)	79.6	(24,158)	(13,464)	79.4

NET INCOME	$24,683	$12,769	93.3%	$40,045	$20,750	93.0%

DILUTED INCOME PER SHARE	$1.06	$0.54	96.3%	$1.72	$0.88	95.5%

Weighted average dilutive shares outstanding	23,183	23,638	(1.9)%	23,223	23,663	(1.9)%

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)

	June 30,	December 31,
	2011	2010	% Change
	(Unaudited)
ASSETS:

CURRENT ASSETS:
Cash and cash equivalents	$12,285	$19,843	(38.1)%
Contracts in transit and vehicle receivables, net	105,835	113,846	(7.0)
Accounts and notes receivable, net	71,504	75,623	(5.4)
Inventories	779,679	777,771	0.2
Deferred income taxes	15,690	14,819	5.9
Prepaid expenses and other current assets	10,615	17,332	(38.8)

Total current assets	995,608	1,019,234	(2.3)
PROPERTY AND EQUIPMENT, net	550,134	506,288	8.7
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	693,517	666,656	4.0
OTHER ASSETS	8,618	9,786	(11.9)

Total assets	$2,247,877	$2,201,964	2.1%

LIABILITIES AND STOCKHOLDERS’ EQUITY:

CURRENT LIABILITIES:
Floorplan notes payable — credit facility	$637,242	$690,051	(7.7)%
Offset account related to floorplan notes payable — credit facility	(134,170)	(129,211)	3.8
Floorplan notes payable — manufacturer affiliates	136,049	103,345	31.6
Current maturities of long-term debt	12,874	53,189	(75.8)
Current liabilities from interest rate risk management activities	815	1,098	(25.8)
Accounts payable	109,079	92,799	17.5
Accrued expenses	95,332	83,663	13.9

Total current liabilities	857,221	894,934	(4.2)
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $182,753 at June 30, 2011 and December 31, 2010)	141,505	138,155	2.4
3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $115,000 at June 30, 2011 and December 31, 2010)	75,850	74,365	2.0
MORTGAGE FACILITY, net of current maturities	39,938	—	100.0
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	157,917	161,611	(2.3)
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	38,507	38,819	(0.8)
DEFERRED INCOME TAXES	70,884	58,970	20.2
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	16,381	16,426	(0.3)
OTHER LIABILITIES	33,436	31,036	7.7
DEFERRED REVENUES	2,332	3,280	(28.9)

STOCKHOLDERS’ EQUITY:
Common stock	262	261	0.4
Additional paid-in capital	367,303	363,966	0.9
Retained earnings	554,640	519,843	6.7
Accumulated other comprehensive loss	(17,155)	(18,755)	(8.5)
Treasury stock	(91,144)	(80,947)	12.6

Total stockholders’ equity	813,906	784,368	3.8

Total liabilities and stockholders’ equity	$2,247,877	$2,201,964	2.1%

Group 1 Automotive, Inc.
Consolidated Statements of Adjusted Cash Flows from Operating Activities
(Unaudited)
(In thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	% Change	2011	2010	% Change

Net income	$24,683	$12,769	93.3%	$40,045	$20,750	93.0%
Adjustments to reconcile net income to net cash provided by operating activities:
Asset impairments	142	1,482	(90.4)	364	1,482	(75.4)
Depreciation and amortization	6,581	6,679	(1.5)	13,036	13,164	(1.0)
Deferred income taxes	7,062	7,832	(9.8)	14,110	12,162	16.0
Loss on redemption of long-term debt	—	—	—	—	3,872	(100.0)
(Gain) loss on disposition of assets and franchise	(786)	4,297	(118.3)	(786)	4,452	(117.7)
Stock-based compensation	2,814	2,479	13.5	5,558	5,176	7.4
Amortization of debt discount and issue costs	2,970	2,322	27.9	5,848	3,957	47.8
Other	71	244	(70.9)	(102)	438	(123.3)
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Accounts payable and accrued expenses	14,453	(7,261)	299.0	24,889	15,699	58.5
Accounts and notes receivable	(3,315)	(3,228)	2.7	3,963	(6,319)	162.7
Inventories	47,067	(46,143)	202.0	52,803	(94,377)	155.9
Contracts-in-transit and vehicle receivables	11,750	(5,684)	306.7	8,127	(24,781)	132.8
Prepaid expenses and other assets	(374)	172	(317.4)	1,023	1,794	(43.0)
Floorplan notes payable — credit facility (1)	(69,722)	39,668	(275.8)	(73,286)	107,215	(168.4)
Floorplan notes payable — manufacturer affiliates (2)	10,829	(4,421)	344.9	5,866	(14,787)	139.7
Deferred revenues	(447)	(45)	893.3	(948)	(943)	0.5

Adjusted net cash provided by operating activities	$53,778	$11,162	381.8%	$100,510	$48,954	105.3%

(1)	Excludes net acquisition/(disposition) related activity of $17,926 and $20,476 for the three and six months ended June 30, 2011, respectively, and $4,729 for the three and six months ended June 30, 2010.

(2)	Excludes net acquisition/(disposition) related activity of $22,419 and $26,578 for the three and six months ended June 30, 2011, respectively, and ($7,463) and $2,210 for the three and six months ended June 30, 2010, respectively.

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2011	2010	2011	2010
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
Eastern	Massachusetts	11.2%	14.9%	12.0%	15.1%
	New Jersey	5.9	6.8	5.9	6.6
	New York	4.3	3.9	3.8	3.8
	Georgia	3.2	3.8	3.6	3.8
	New Hampshire	3.0	4.0	3.2	4.2
	Louisiana	3.0	3.2	3.1	3.1
	Mississippi	1.9	1.5	2.0	1.7
	South Carolina	1.2	1.3	1.4	0.8
	Alabama	1.1	1.2	1.2	1.3
	Maryland	1.0	0.8	0.8	0.8
	Florida	0.8	1.6	0.7	1.7

		36.6	43.0	37.7	42.9

Central	Texas	34.6	30.5	33.3	30.7
	Oklahoma	8.2	8.4	8.1	8.1
	Kansas	1.1	0.9	1.0	0.9

		43.9	39.8	42.4	39.7

Western	California	13.9	12.5	14.6	13.1

International	United Kingdom	5.6	4.7	5.3	4.3

		100.0%	100.0%	100.0%	100.0%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		28.5%	35.1%	31.5%	34.9%
BMW/MINI		14.9	11.5	13.3	11.0
Nissan/Infiniti		12.7	14.1	13.4	14.9
Honda/Acura		11.3	12.3	12.1	12.4
Ford		8.3	8.3	7.7	8.4
Mercedes-Benz		6.4	5.5	5.8	5.6
GM		5.0	4.2	4.8	4.0
Chrysler		4.7	3.0	4.1	2.9
Other		8.2	6.0	7.3	5.9

		100.0%	100.0%	100.0%	100.0%

NEW VEHICLE UNIT SALES OTHER MIX:
Import		52.2%	57.8%	55.5%	58.1%
Luxury		30.0	26.9	28.0	26.9
Domestic		17.8	15.3	16.5	15.0

		100.0%	100.0%	100.0%	100.0%

Car		55.9%	59.0%	56.0%	58.4%
Truck		44.1	41.0	44.0	41.6

		100.0%	100.0%	100.0%	100.0%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	% Change	2011	2010	% Change
REVENUES:
New vehicle retail sales	$809,881	$785,851	3.1%	$1,594,595	$1,431,972	11.4%
Used vehicle retail sales	353,047	340,142	3.8	676,494	619,751	9.2
Used vehicle wholesale sales	60,607	55,678	8.9	122,558	98,190	24.8

Total used	413,654	395,820	4.5	799,052	717,941	11.3
Parts and service	204,091	194,063	5.2	399,041	379,498	5.1
Finance and insurance	46,519	42,775	8.8	90,759	80,251	13.1

Total	$1,474,145	$1,418,509	3.9%	$2,883,447	$2,609,662	10.5%

GROSS MARGIN:
New vehicle retail sales	6.7%	5.7%		6.1%	5.9%
Used vehicle retail sales	9.8	9.6		9.4	9.5
Used vehicle wholesale sales	2.8	2.0		3.4	2.8
Total used	8.8	8.5		8.5	8.6
Parts and service	52.5	54.2		52.8	53.9
Finance and insurance	100.0	100.0		100.0	100.0
Total	16.6%	16.0%		16.2%	16.5%

GROSS PROFIT:
New vehicle retail sales	$54,264	$45,111	20.3%	$97,036	$84,485	14.9%
Used vehicle retail sales	34,548	32,546	6.2	63,448	58,983	7.6
Used vehicle wholesale sales	1,667	1,120	48.8	4,161	2,783	49.5

Total used	36,215	33,666	7.6	67,609	61,766	9.5
Parts and service	107,213	105,100	2.0	210,582	204,671	2.9
Finance and insurance	46,519	42,775	8.8	90,759	80,251	13.1

Total	$244,211	$226,652	7.7%	$465,986	$431,173	8.1%

UNITS SOLD:
Retail new vehicles sold	24,097	25,101	(4.0)%	48,801	45,732	6.7%
Retail used vehicles sold	17,200	17,636	(2.5)	33,930	32,629	4.0
Wholesale used vehicles sold	8,494	8,692	(2.3)	17,549	15,408	13.9

Total used	25,694	26,328	(2.4)%	51,479	48,037	7.2%

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,252	$1,797	25.3%	$1,988	$1,847	7.6%
Used vehicle retail sales	2,009	1,845	8.9	1,870	1,808	3.4
Used vehicle wholesale sales	196	129	51.9	237	181	30.9
Total used	1,409	1,279	10.2	1,313	1,286	2.1
Finance and insurance (per retail unit)	$1,126	$1,001	12.5%	$1,097	$1,024	7.1%

OTHER (1):
SG&A expenses	$183,051	$176,850	3.5%	$358,935	$343,256	4.6%
SG&A as % revenues	12.4%	12.5%		12.4%	13.2%
SG&A as % gross profit	75.0%	78.0%		77.0%	79.6%
Operating margin	3.7%	3.0%		3.3%	2.9%
Pretax margin	2.7%	2.0%		2.2%	1.7%

FLOORPLAN EXPENSE:
Floorplan interest	$(6,521)	$(8,633)	(24.5)%	$(13,281)	$(16,199)	(18.0)%
Floorplan assistance	5,886	6,089	(3.3)	12,096	11,323	6.8

Net floorplan expense	$(635)	$(2,544)	(75.0)%	$(1,185)	$(4,876)	(75.7)%

(1)	These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information — Same Store(1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	% Change	2011	2010	% Change
REVENUES:
New vehicle retail sales	$788,838	$772,400	2.1%	$1,551,402	$1,406,784	10.3%

Used vehicle retail sales	343,758	336,540	2.1	654,721	613,030	6.8
Used vehicle wholesale sales	59,445	54,222	9.6	118,612	96,048	23.5

Total used	403,203	390,762	3.2	773,333	709,078	9.1
Parts and service	195,729	189,790	3.1	384,507	370,878	3.7
Finance and insurance	45,343	42,214	7.4	88,846	79,087	12.3

Total	$1,433,113	$1,395,166	2.7%	$2,798,088	$2,565,827	9.1%

GROSS MARGIN:
New vehicle retail sales	6.7%	5.8%		6.1%	5.9%
Used vehicle retail sales	9.8	9.6		9.4	9.5
Used vehicle wholesale sales	2.9	2.2		3.5	3.0
Total used	8.8	8.6		8.5	8.7
Parts and service	53.3	54.3		53.3	54.1
Finance and insurance	100.0	100.0		100.0	100.0
Total	16.6%	16.0%		16.2%	16.5%

GROSS PROFIT:
New vehicle retail sales	$52,990	$44,501	19.1%	$94,657	$83,145	13.8%

Used vehicle retail sales	33,601	32,292	4.1	61,684	58,494	5.5
Used vehicle wholesale sales	1,696	1,200	41.3	4,174	2,853	46.3

Total used	35,297	33,492	5.4	65,858	61,347	7.4
Parts and service	104,254	103,089	1.1	204,978	200,620	2.2
Finance and insurance	45,343	42,214	7.4	88,846	79,087	12.3

Total	$237,884	$223,296	6.5%	$454,339	$424,199	7.1%

UNITS SOLD:
Retail new vehicles sold	23,412	24,717	(5.3)%	47,380	45,002	5.3%

Retail used vehicles sold	16,716	17,416	(4.0)	32,870	32,212	2.0
Wholesale used vehicles sold	8,303	8,532	(2.7)	16,988	15,151	12.1

Total used	25,019	25,948	(3.6)%	49,858	47,363	5.3%

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,263	$1,800	25.7%	$1,998	$1,848	8.1%
Used vehicle retail sales	2,010	1,854	8.4	1,877	1,816	3.4
Used vehicle wholesale sales	204	141	44.7	246	188	30.9
Total used	1,411	1,291	9.3	1,321	1,295	2.0
Finance and insurance (per retail unit)	$1,130	$1,002	12.8%	$1,107	$1,024	8.1%

OTHER:
SG&A expenses	$178,138	$173,177	2.9%	$348,554	$335,038	4.0%
SG&A as % revenues	12.4%	12.4%		12.5%	13.1%
SG&A as % gross profit	74.9%	77.6%		76.7%	79.0%
Operating margin	3.7%	3.1%		3.3%	3.0%

FLOORPLAN EXPENSE:
Floorplan interest	$(6,344)	$(8,494)	(25.3)%	$(12,970)	$(15,923)	(18.5)%
Floorplan assistance	5,746	5,976	(3.8)	11,888	11,072	7.4

Net floorplan expense	$(598)	$(2,518)	(76.3)%	$(1,082)	$(4,851)	(77.7)%

(1)	Same store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same store results also include the activities of our corporate office.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	% Change	2011	2010	% Change
NET INCOME RECONCILIATION:

As reported	$24,683	$12,769	93.3%	$40,045	$20,750	93.0%
After-tax Adjustments:
Non-Cash asset impairment charges (2)	85	950		225	950
Loss on dealership dispositions (3)	—	3,698		—	3,698
Loss on debt redemption (4)	—	—		—	2,458
Severance costs related to UK-dealership acquisitions (5)	—	405		—	405

Adjusted net income (1)	$24,768	$17,822	39.0%	$40,270	$28,261	42.5%

DILUTED INCOME PER SHARE RECONCILIATION:

As reported	$1.06	$0.54	96.3%	$1.72	$0.88	95.5%
After-tax Adjustments:
Non-Cash asset impairment charges	—	0.04		0.01	0.04
Loss on dealership dispositions	—	0.15		—	0.15
Loss on debt redemption	—	—		—	0.10
Severance costs related to UK-dealership acquisitions	—	0.02		—	0.02

Adjusted diluted income per share (1)	$1.06	$0.75	41.3%	$1.73	$1.19	45.4%

SG&A RECONCILIATION:

As reported	$183,051	$182,465	0.3%	$358,935	$348,871	2.9%
Pre-tax Adjustments:
Loss on dealership dispositions	—	(5,053)		—	(5,053)
Severance costs related to UK-dealership acquisitions	—	(562)		—	(562)

Adjusted SG&A (1)	$183,051	$176,850	3.5%	$358,935	$343,256	4.6%

SG&A AS % REVENUES:

Unadjusted	12.4%	12.9%		12.4%	13.4%
Adjusted (1)	12.4%	12.5%		12.4%	13.2%

SG&A AS % OF GROSS PROFIT:

Unadjusted	75.0%	80.5%		77.0%	80.9%
Adjusted (1)	75.0%	78.0%		77.0%	79.6%

OPERATING MARGIN:

Unadjusted	3.7%	2.5%		3.2%	2.6%
Adjusted (1), (6)	3.7%	3.0%		3.3%	2.9%

PRETAX MARGIN:

Unadjusted	2.7%	1.5%		2.2%	1.3%
Adjusted (1), (7)	2.7%	2.0%		2.2%	1.7%

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	% Change	2011	2010	% Change
CASH FLOWS FROM OPERATING ACTIVITIES RECONCILIATION:
Net cash provided by (used in) operating activities	$145,919	$(35,969)	505.7%	$200,374	$(56,051)	457.5%
Change in floorplan notes payable-credit facility, excluding floorplan offset account and net acquisition and disposition related activity	(69,722)	39,668		(73,286)	107,215
Change in floorplan notes payable-manufacturer affiliates associated with net acquisition and disposition related activity	(22,419)	7,463		(26,578)	(2,210)

Adjusted net cash provided by operating activities (1)	$53,778	$11,162	381.8%	$100,510	$48,954	105.3%

(1)	We believe that these adjusted financial measures are relevant and useful to investors because they provide additional information regarding the performance of our operations and improve period-to-period comparability. These measures are not measures of financial performance under GAAP. Accordingly, they should not be considered as substitutes for their unadjusted counterparts, which are prepared in accordance with GAAP. Although we find these non-GAAP results useful in evaluating the performance of our business, our reliance on these measures is limited because the adjustments often have a material impact on our financial statements calculated in accordance with GAAP. Therefore, we typically use these adjusted numbers in conjunction with our GAAP results to address these limitations.

(2)	Adjustments are net of tax benefit of $57 and $139 for the three and six months ended June 30, 2011, respectively, and $532 for the three and six months ended June 30, 2010 and are calculated utilizing the applicable federal and state tax rates for the adjustment.

(3)	Adjustment is net of tax benefit of $1,355 for the three and six months ended June 30, 2010 and is calculated utilizing the applicable federal and state tax rates for the adjustment.

(4)	Adjustment is net of tax benefit of $1,414 for the six months ended June 30, 2010 and is calculated utilizing the applicable federal and state tax rates for the adjustment.

(5)	Adjustment is net of a tax benefit of $157 for the three and six months ended June 30, 2010 and is calculated utilizing the applicable UK corporate tax rate for the adjustment.

(6)	Excludes the impact of non-cash asset impairment charges.

(7)	Excludes the impact of non-cash asset impairment charges and loss on debt redemption.